Rule 497(d)

                                     FT 995

                          Supplement to the Prospectus

    Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trusts with respect to the Trusts' Fund/SERV Units.
Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

    The Fund/SERV CUSIPs for the Trusts are as follows:

  Trust                                        Fund/SERV CUSIP number
  -----                                        ----------------------
  Basic Materials Portfolio, Series 3          30269T257
  Equity Income Portfolio, Series 8            30269T406
  The Key 3 Portfolio, Series 8                30269T307
  Market Leaders Portfolio, Series 10          30269T356
  Utilities Portfolio, Series 10               30269T505


November 1, 2005